Execution Version

JOINT FILING AGREEMENT

This JOINT FILING AGREEMENT, dated as of February 14, 2013, is entered into by and among Fortress Investment Group LLC, FIG Corp., Fortress Operating Entity I LP, FIG LLC, Fortress Investment Fund GP (Holdings) LLC, Fortress Fund IV GP Holdings Ltd., Fortress Fund III GP LLC, Fortress Fund IV GP L.P., Fortress Investment Fund III LP, Fortress Investment Fund III (Fund B) LP, Fortress Investment Fund III (Fund C) LP, Fortress Investment Fund III (Fund D) L.P., Fortress Investment Fund III (Fund E) L.P., Fortress Investment Fund IV (Fund A) L.P., Fortress Investment Fund IV (Fund B) L.P., Fortress Investment Fund IV (Fund C) L.P., Fortress Investment Fund IV (Fund D) L.P., Fortress Investment Fund IV (Fund E) L.P., Fortress Investment Fund IV (Fund F) L.P., Fortress Investment Fund IV (Fund G) L.P. and FIF HE Holdings LLC.  Each of the above are collectively referred to herein as the “Parties” and each individually as a “Party.”  Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the  Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that the Statement on Schedule 13G is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13G shall be filed on behalf of each of the Parties without the necessity of executing or filing additional joint filing agreements.  The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Joint Filing Agreement as of the day and year first above written.

FORTRESS INVESTMENT GROUP LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FIG CORP.

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FORTRESS OPERATING ENTITY I LP

By:	FIG CORP.
its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FIG LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FORTRESS INVESTMENT FUND GP (HOLDINGS) LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FORTRESS FUND IV GP HOLDINGS LTD.

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FORTRESS FUND III GP LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FORTRESS FUND IV GP L.P.

By:	FORTRESS FUND IV GP HOLDINGS LTD.
its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FORTRESS INVESTMENT FUND III LP

By:	FORTRESS FUND III GP LLC
its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FORTRESS INVESTMENT FUND III (FUND B) LP

By:	FORTRESS FUND III GP LLC
its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FORTRESS INVESTMENT FUND III (FUND C) LP

By:	FORTRESS FUND III GP LLC
its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FORTRESS INVESTMENT FUND III (FUND D) L.P.

By:	FORTRESS FUND III GP LLC
its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FORTRESS INVESTMENT FUND III (FUND E) L.P.

By:	FORTRESS FUND III GP LLC
its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FORTRESS INVESTMENT FUND IV (FUND A) L.P.

By:	FORTRESS FUND IV GP L.P.
its general partner

By:	FORTRESS FUND IV GP HOLDINGS LTD.
its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FORTRESS INVESTMENT FUND IV (FUND B) L.P.

By:	FORTRESS FUND IV GP L.P.
its general partner

By:	FORTRESS FUND IV GP HOLDINGS LTD.
its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FORTRESS INVESTMENT FUND IV (FUND C) L.P.

By:	FORTRESS FUND IV GP L.P.
its general partner

By:	FORTRESS FUND IV GP HOLDINGS LTD.
its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FORTRESS INVESTMENT FUND IV (FUND D) L.P.

By:	FORTRESS FUND IV GP L.P.
its general partner

By:	FORTRESS FUND IV GP HOLDINGS LTD.
its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FORTRESS INVESTMENT FUND IV (FUND E) L.P.

By:	FORTRESS FUND IV GP L.P.
its general partner

By:	FORTRESS FUND IV GP HOLDINGS LTD.
its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FORTRESS INVESTMENT FUND IV (FUND F) L.P.

By:	FORTRESS FUND IV GP L.P.
its general partner

By:	FORTRESS FUND IV GP HOLDINGS LTD.
its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FORTRESS INVESTMENT FUND IV (FUND G) L.P.

By:	FORTRESS FUND IV GP L.P.
its general partner

By:	FORTRESS FUND IV GP HOLDINGS LTD.
its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FIF HE HOLDINGS LLC

By:	/s/ Pete Smith
Name:	Pete Smith
Title:	Manager